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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 23, 2003


                        ANHEUSER-BUSCH COMPANIES, INC.
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              (Exact name of registrant as specified in charter)

          Delaware                       1-7823                43-1162835
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(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)         Identification No.)

One Busch Place,                  St. Louis, Missouri             63118
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(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code:  314-577-2000
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                                     NONE
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         (Former name or former address, if changed since last report)




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Item 7(c).        Exhibits


         Exhibit 99.1 Press Release of Anheuser-Busch Companies, Inc. dated April 23, 2003, reporting Anheuser-Busch Companies, Inc. financial results of the first quarter of 2003.

Item 9.           Regulation FD Disclosure

         The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."

         On April 23, 2003, Anheuser-Busch Companies, Inc. issued the press release filed as 99.1 to this Current Report on Form 8-K, which press release is incorporated herein by reference.



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                                 SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        ANHEUSER-BUSCH COMPANIES, INC.
                                        (Registrant)



                                        BY:  /s/ John F. Kelly
                                           ---------------------------------
                                           John F. Kelly
                                           Vice President and Controller




April 23, 2003
    (Date)





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                                EXHIBIT INDEX
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Exhibit No.   Description
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   99.1       Press release of Anheuser-Busch Companies, Inc. dated April 23,
              2003, reporting Anheuser-Busch Companies, Inc. financial results for the first quarter of 2003.